Revision to Previously Issued Interim Financial Statements - Summary of Forth Revisions to the Unaudited Interim Condensed Consolidated Statements of Cash Flows (Details) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Cash flows from operating activities
Net (loss) income	$ (54,237)	$ (105,452)
Depreciation, amortization and impairment	75,409	68,800
Interest expense	69,169	79,635
Net cash flow from operating activities	$ 742,166	$ 587,885